UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________

AMENDMENT NO. 1

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2005

SCHNITZER STEEL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	0-22496 (Commission File Number)	93-0341923 (IRS Employer Identification No.)
3200 N.W. Yeon Ave.
P.O. Box 10047
Portland, OR	97296-0047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (503) 224-9900

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 18, 2005, Schnitzer Steel Industries, Inc. (the “Company”) entered into an agreement regarding initial compensation (the “Agreement”) with John D. Carter, the Company’s President and Chief Executive Officer. Under the Agreement, Mr. Carter will receive for his first year of employment a base salary of $600,000 and a target bonus of $400,000, which target bonus may be lowered or raised in the sole discretion of the Compensation Committee of the Board of Directors (the “Board”). Mr. Carter’s base salary and bonus opportunities for future periods shall be as determined by the Compensation Committee of the Board. The Agreement provides that Mr. Carter shall be entitled to the Company’s employee benefit plans, insurance, executive medical coverage, sick leave, holidays, an auto allowance and such other benefits as the Company may from time to time provide to its most senior officers, except that Mr. Carter shall not be a participant in Company’s Supplemental Executive Retirement Bonus Plan (“SERBP”). The Agreement further provides that should Mr. Carter’s employment continue beyond June 1, 2006, he would become eligible for retirement benefits, including the SERBP, subject to the review and approval of the Board’s Compensation Committee regarding the terms and conditions of such benefits. The Agreement also makes reference to certain stock options that were granted to Mr. Carter on July 6, 2005, by the Board’s Compensation Committee. In addition, the Agreement confirms that Mr. Carter serves as President and Chief Executive Officer of the Company at the pleasure of the Board, and that his employment is at will and may be terminated at any time, for any reason or no reason, upon notice by either the Company or Mr. Carter. A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 20, 2005, the Company filed a Current Report on Form 8−K (the "Report") to report the election of Mr. Carter as President and Chief Executive Officer and as a member of the Board of Directors of the Company on May 19, 2005. Item 5.02 of the Report is incorporated herein by reference. At the time of filing the Report the Company had not entered into an agreement with Mr. Carter and the terms and conditions of his compensation had not been set. The Company is filing this Amendment No. 1 to the Report to amend Item 5.02 to provide a brief description of the material terms and conditions of the Agreement for Mr. Carter, in accordance with instruction 2 to Item 5.02 of Form 8-K. The brief description of the Agreement is set forth in Item 1.01 above.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

10.1	Letter Agreement regarding initial compensation terms, dated July 18, 2005, between John D. Carter and Schnitzer Steel Industries, Inc.

99.1*	Press Release of Schnitzer Steel Industries, Inc. issued on May 19, 2005.

99.2*	Letter of Robert W. Philip dated May 18, 2005.

___________________

* Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed May 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC.
(Registrant)

Date: July 20, 2005	By:	/s/ Kelly E. Lang
Kelly E. Lang
Acting Chief Financial Officer

Exhibit Index

Exhibit No.      Description

10.1	Letter Agreement regarding initial compensation terms, dated July 18, 2005, between John D. Carter and Schnitzer Steel Industries, Inc.

99.1*	Press Release of Schnitzer Steel Industries, Inc. issued on May 19, 2005.

99.2*	Letter of Robert W. Philip dated May 18, 2005.

___________________

* Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed May 20, 2005.